UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2012

FairPoint Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-32408	13-3725229
(Commission File Number)	(I.R.S. Employer Identification No.)

521 East Morehead Street, Suite 500, Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

(704) 344-8150

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 30, 2012, FairPoint Communications, Inc. (the “Company”) held its 2012 annual meeting of shareholders (the “2012 Annual Meeting”). At the 2012 Annual Meeting, shareholders considered and voted upon the following proposals:

1.	The election of the eight directors nominated by the board of directors of the Company (the “Board”) and named in the table below to serve until the Company’s next annual meeting of shareholders and until their successors are duly elected and qualified;

2.	The approval, by a non-binding advisory vote, of the Company’s named executive officer compensation;

3.	The recommendation, by a non-binding advisory vote, on the frequency of the advisory vote on the Company’s named executive officer compensation; and

4.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2012.

Of the 26,215,302 shares of common stock of the Company outstanding and entitled to vote at the 2012 Annual Meeting, 21,573,339, or approximately 82.3%, were represented at the meeting in person or by proxy, and therefore a quorum was present.

Shareholders elected each of the eight nominees for director to serve on the Board until the Company’s next annual meeting of shareholders and until their successors are duly elected and qualified based upon the following votes:

Nominee	Votes in Favor	Votes Withheld	Broker Non-Votes
Todd W. Arden	16,259,958	25,216	5,288,165
Dennis J. Austin	16,259,958	25,216	5,288,165
Edward D. Horowitz	16,259,958	25,216	5,288,165
Michael J. Mahoney	15,556,820	728,354	5,288,165
Michael K. Robinson	15,556,964	728,210	5,288,165
Paul H. Sunu	16,259,877	25,297	5,288,165
David L. Treadwell	16,259,958	25,216	5,288,165
Wayne Wilson	15,540,664	744,510	5,288,165

Shareholders approved, by a non-binding advisory vote, the Company’s named executive officer compensation based upon the following votes:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
16,246,776	29,530	8,868	5,288,165

Shareholders recommended, by a non-binding advisory vote, that the non-binding advisory vote on the Company’s named executive officer compensation be conducted on an annual basis based upon the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
15,433,027	1,100	849,242	1,805	5,288,165

In light of the voting results and other factors, the Board has decided to include the non-binding advisory shareholder vote on named executive officer compensation in its proxy materials on an annual basis until the next required non-binding advisory vote on the frequency of the shareholder vote on named executive officer compensation. The Company is required to hold votes on frequency every six years.

Shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2012 based upon the following votes:

Votes in Favor	Votes Against	Abstentions
21,478,332	65,903	29,104

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 31, 2012

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ Shirley J. Linn
	Name:	Shirley J. Linn
	Title:	Executive Vice President and General Counsel